                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 1999


Available Amount to Note Holders:                                                         5,662,574.50

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                      --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                     --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                613,769.27
          (b) Servicer Fees from current and prior Collection Period                         49,564.69
          (c) Servicing Charges inadvertently deposited in Collection Account                       --
(iv)      Current and unpaid Back-up Servicing Fees                                           1,982.59
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                      12,647.89
          Adjustment to prior month premium amount                                                  --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee
          Fees                                                                                  291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                   --
          Adjustment to prior month Class A-1 Note Interest                                         --
          Class A-2 Note Interest                                                            98,665.86
          Class A-3 Note Interest                                                           272,663.71
          Class A-4 Note Interest                                                           202,342.75
(ix)      Class B-1 Note Interest                                                            13,521.86
(x)       Letter of Credit Bank Fee and unpaid amounts                                        1,080.18
(xi)      Class B-2 Note Interest                                                            12,667.53
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                   --
          Class A-2 Principal Distribution Amount                                         4,101,870.91
          Class A-3 Principal Distribution Amount                                                   --
          Class A-4 Principal Distribution Amount                                                   --
(xiii)    Note Insuer Reimbursement Amount                                                          --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal      89,171.11
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal      89,171.11
(xvi)     Letter of Credit Reimbursement Amount                                                     --
(xvii)    Class B-3 Note Interest                                                            13,747.71
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal      89,171.11
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xx)      Letter of Credit Additional Reimbursement Amount                                          --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 1999

(xxii)    Remaining Amount to Residual Holder                                                       --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                        --
          Class A-2 additional Principal Distribution Amount                                    229.59
          Class A-3 additional Principal Distribution Amount                                        --
          Class A-4 additional Principal Distribution Amount                                        --
          Class B-1 additional Principal Distribution Amount                                      4.99
          Class B-2 additional Principal Distribution Amount                                      4.99
          Class B-3 additional Principal Distribution Amount                                      4.99


          Reviewed By:



          ----------------------------------------------------------
          E. ROGER GEBHART
          SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED AUGUST 1, 1999





                           Initial          Beginning         Base        Additional         Total           Ending         Ending
                          Principal         Principal       Principal      Principal       Principal       Principal     Certificate
     Class                 Balance           Balance      Distribution   Distribution    Distribution       Balance        Factor
     -----                 -------           -------      ------------   ------------    ------------       -------        ------
 Class A-1              32,998,000.00               --              --             --              --               --    0.0000000
 Class A-2              85,479,000.00    18,645,517.00    4,101,870.91         229.59    4,102,100.50    14,543,416.50    0.1701402
 Class A-3              51,527,000.00    51,527,000.00              --             --              --    51,527,000.00    1.0000000
 Class A-4              38,238,000.00    38,238,000.00              --             --              --    38,238,000.00    1.0000000
                       --------------   --------------    ------------   ------------    ------------   --------------    ---------
 Total Class A         208,242,000.00   108,410,517.00    4,101,870.91         229.59    4,102,100.50   104,308,416.50    0.5009000

 Class B-1               4,527,000.00     2,356,750.37       89,171.11           4.99       89,176.10     2,267,574.27    0.5009000
 Class B-2               4,527,000.00     2,356,750.37       89,171.11           4.99       89,176.10     2,267,574.27    0.5009000
 Class B-3               4,527,000.00     2,356,750.37       89,171.11           4.99       89,176.10     2,267,574.27    0.5009000
                       --------------   --------------    ------------   ------------    ------------   --------------
 Total                 221,823,000.00   115,480,768.12    4,369,384.23         244.56    4,369,628.80   111,111,139.32

ADCPB at end of Collection Period                                                                       114,496,693.77
                                                                                                        --------------
Excess of ending ADCPB over ending note balance                                                           3,385,554.45
Floor                                                                                                     4,527,025.86
                                                                                                        --------------
Difference                                                                                               (1,141,471.41)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of July 31, 1999                                    2,944,820.89
     Investment earnings on amounts in Collection Account                                   9,149.68
     Payments due Collection Account from last 3 business days of Collection Period       390,643.12
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     2,317,960.81
                                                                                        ------------
     Available Funds on Payment Date                                                    5,662,574.50
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               5,662,574.50
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               5,662,574.50
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                   613,769.27
     Unreimbursed Servicer Advances paid                                                  613,769.27
                                                                                        ------------
     Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               5,048,805.23
SERVICER FEES
     Servicer Fees due                                                                     49,564.69
     Servicer Fees paid                                                                    49,564.69
                                                                                        ------------
     Servicer Fees remaining unpaid                                                               --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               4,999,240.54
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               4,999,240.54
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                              1,982.59
     Back-up Servicer Fees paid                                                             1,982.59
                                                                                        ------------
     Back-up Servicer Fees remaining unpaid                                                       --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               4,997,257.96
PREMIUM AMOUNT
     Premium Amount due                                                                    12,647.89
     Premium Amount paid                                                                   12,647.89
                                                                                        ------------
     Premium Amount remaining unpaid                                                              --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               4,984,610.06
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                291.67
     Indenture Trustee Fee paid                                                               291.67
                                                                                        ------------
     Indenture Trustee Fee remaining unpaid                                                       --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               4,984,318.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                      --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                 75,000.00
                                                                                   --------------
     Total Indenture Trustee Expenses paid                                                     --
                                                                                   --------------
     Indenture Trustee Expenses unpaid                                                         --

REMAINING AVAILABLE FUNDS                                                            4,984,318.39
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                   --
     Class A-2 Note Interest                                                            98,665.86
     Class A-3 Note Interest                                                           272,663.71
     Class A-4 Note Interest                                                           202,342.75
                                                                                   --------------
     Total Class A Interest due                                                        573,672.32
                                                                                   --------------
REMAINING AVAILABLE FUNDS                                                            4,410,646.07
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                        13,521.86
     Class B-1 Note Interest paid                                                       13,521.86
                                                                                   --------------
     Class B-1 Note Interest remaining unpaid                                                  --
                                                                                   --------------
REMAINING AVAILABLE FUNDS                                                            4,397,124.22
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                       1,080.18
     Letter of Credit Bank Fee paid                                                      1,080.18
                                                                                   --------------
     Letter of Credit Bank Fee remaining unpaid                                                --
                                                                                   --------------
REMAINING AVAILABLE FUNDS                                                            4,396,044.04
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                        12,667.53
     Class B-2 Note Interest paid                                                       12,667.53
                                                                                   --------------
     Class B-2 Note Interest remaining unpaid                                                  --
                                                                                   --------------
REMAINING AVAILABLE FUNDS                                                            4,383,376.51
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                  4,101,870.91
     Class A Note Principal Balance as of preceding Payment Date                   108,410,517.00
                                                                                   --------------
     Class A Base Principal Distribution Amount paid                                 4,101,870.91
                                                                                   --------------
     Class A Base Principal Distribution Amount remaining unpaid                               --

     Class A-1 Note Principal Balance as of preceding Payment Date                             --
     Class A-1 Base Principal Distribution Amount paid                                         --
                                                                                   --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                       --
                                                                                   --------------

     Remaining Class A Base Principal Distribution Amount                            4,101,870.91
                                                                                   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date                 18,645,517.00
     Class A-2 Base Principal Distribution Amount paid                              4,101,870.91
                                                                                   -------------
     Class A-2 Note Principal Balance after distribution on Payment Date           14,543,646.09

     Remaining Class A Base Principal Distribution Amount                                     --
                                                                                   -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                 51,527,000.00
     Class A-3 Base Principal Distribution Amount paid                                        --
                                                                                   -------------
     Class A-3 Note Principal Balance after distribution on Payment Date           51,527,000.00

     Remaining Class A Base Principal Distribution Amount                                     --
                                                                                   -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                 38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                        --
                                                                                   -------------
     Class A-4 Note Principal Balance after distribution on Payment Date           38,238,000.00

REMAINING AVAILABLE FUNDS                                                             281,505.59

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                    --
     Note Insurer Reimbursement Amount paid                                                   --
                                                                                   -------------
     Note Insurer Reimbursement Amount remaining unpaid                                       --
REMAINING AVAILABLE FUNDS                                                             281,505.59

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                  2,356,750.37
     Class B-1 Base Principal Distribution due                                         89,171.11
     Class B-1 Base Principal Distribution paid                                        89,171.11
                                                                                   -------------
     Class B-1 Base Principal Distribution remaining unpaid                                   --
     Class B-1 Note Principal Balance after distribution on Payment Date            2,267,579.27

REMAINING AVAILABLE FUNDS                                                             192,334.49

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                  2,356,750.37
     Class B-2 Base Principal Distribution due                                         89,171.11
     Class B-2 Base Principal Distribution paid                                        89,171.11
                                                                                   -------------
     Class B-2 Base Principal Distribution remaining unpaid                                   --
     Class B-2 Note Principal Balance after distribution on Payment Date            2,267,579.27

REMAINING AVAILABLE FUNDS                                                             103,163.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999



LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                               --
     Letter of Credit Reimbursement Amount paid                                              --
                                                                                   ------------
     Letter of Credit Reimbursement Amount remaining unpaid                                  --
REMAINING AVAILABLE FUNDS                                                            103,163.38
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                      13,747.71
     Class B-3 Note Interest paid                                                     13,747.71
                                                                                   ------------
     Class B-3 Note Interest remaining unpaid                                                --
                                                                                   ------------
REMAINING AVAILABLE FUNDS                                                             89,415.67

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                 2,356,750.37
     Class B-3 Base Principal Distribution due                                        89,171.11
     Class B-3 Base Principal Distribution paid                                       89,171.11
                                                                                   ------------
     Class B-3 Base Principal Distribution remaining unpaid                                  --
     Class B-3 Note Principal Balance after distribution on Payment Date           2,267,579.27

REMAINING AVAILABLE FUNDS                                                                244.56
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                             --
     Remaining Indenture Trustee Expenses paid                                               --
                                                                                   ------------
     Remaining Indenture Trustee Expenses unpaid                                             --
REMAINING AVAILABLE FUNDS                                                                244.56

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                    --
     Additional Letter of Credit Reimbursement Amount paid                                   --
                                                                                   ------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                       --
REMAINING AVAILABLE FUNDS                                                                244.56

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                --
     Other Amounts Due Servicer under Servicing Agreement paid                               --
                                                                                   ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                   --
REMAINING AVAILABLE FUNDS                                                                244.56

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR             1,141,715.97

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                            --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999


REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                   244.56

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                              244.56
     Adjusted Principal Distribution Sharing Ratio                                          93.878%
                                                                                   ---------------
     Additional Principal Distribution to Class A                                           229.59

     Class A Note Principal Balance after payment above                             104,308,646.09
                                                                                   ---------------
     Class A additional Principal Distribution Amount paid                                  229.59
                                                                                   ---------------
     Excess cash after payment of additional Class A Principal Distribution                     --

     Class A-1 Note Principal Balance after payment above                                       --
     Class A-1 additional Principal Distribution Amount paid                                    --
                                                                                   ---------------
     Class A-1 Note Principal Balance after distribution on Payment Date                        --
                                                                                   ---------------

     Remaining Class A additional Principal Distribution Amount                             229.59
                                                                                   ---------------

     Class A-2 Note Principal Balance after payment above                            14,543,646.09
     Class A-2 additional Principal Distribution Amount paid                                229.59
                                                                                   ---------------
     Class A-2 Note Principal Balance after distribution on Payment Date             14,543,416.50

     Remaining Class A additional Principal Distribution Amount                                 --
                                                                                   ---------------

     Class A-3 Note Principal Balance after payment above                            51,527,000.00
     Class A-3 additional Principal Distribution Amount paid                                    --
                                                                                   ---------------
     Class A-3 Note Principal Balance after distribution on Payment Date             51,527,000.00

     Remaining Class A additional Principal Distribution Amount                                 --
                                                                                   ---------------

     Class A-4 Note Principal Balance after payment above                            38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                    --
                                                                                   ---------------
     Class A-4 Note Principal Balance after distribution on Payment Date             38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                              244.56
     Adjusted Principal Distribution Sharing Ratio                                           2.041%
                                                                                   ---------------
     Additional Principal Distribution to Class B-1                                           4.99

     Class B-1 Note Principal Balance after payment above                             2,267,579.27
     Class B-1 additional Principal Distribution paid                                         4.99
                                                                                   ---------------
     Class B-1 Note Principal Balance after distribution on Payment Date              2,267,574.27

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999



CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                              244.56
     Adjusted Principal Distribution Sharing Ratio                                           2.041%
                                                                                   ---------------
     Additional Principal Distribution to Class B-2                                           4.99

     Class B-2 Note Principal Balance after payment above                             2,267,579.27
     Class B-2 additional Principal Distribution paid                                         4.99
                                                                                   ---------------
     Class B-2 Note Principal Balance after distribution on Payment Date              2,267,574.27

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                              244.56
     Adjusted Principal Distribution Sharing Ratio                                           2.041%
                                                                                   ---------------
     Additional Principal Distribution to Class B-3                                           4.99

     Class B-3 Note Principal Balance after payment above                             2,267,579.27
     Class B-3 additional Principal Distribution paid                                         4.99
                                                                                   ---------------
     Class B-3 Note Principal Balance after distribution on Payment Date              2,267,574.27

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                       118,955,249.11
      ADCPB, end of Collection Period                                             114,496,693.77
                                                                                  --------------
      Base Principal Amount                                                         4,458,555.34

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period               1,907,311.03
      Servicing Advances collected during the current Collection Period             1,293,541.76
                                                                                  --------------
      Unreimbursed Servicing Advances as of current Determination Date                613,769.27

CALCULATION OF INTEREST DUE

                Beginning                        Current                               Total
                Principal        Interest        Interest            Overdue         Interest
  Class          Balance           Rate            Due               Interest           Due
---------    ---------------   ------------   ---------------   ---------------   ---------------
Class A-1                 --        5.7325%                --                --                --
Class A-2      18,645,517.00        6.3500%         98,665.86                --         98,665.86
Class A-3      51,527,000.00        6.3500%        272,663.71                --        272,663.71
Class A-4      38,238,000.00        6.3500%        202,342.75                --        202,342.75
Class B-1       2,356,750.37        6.8850%         13,521.86                --         13,521.86
Class B-2       2,356,750.37        6.4500%         12,667.53                --         12,667.53
Class B-3       2,356,750.37        7.0000%         13,747.71                --         13,747.71
             ---------------                  ---------------   ---------------   ---------------
              115,480,768.12        6.3762%        613,609.42                --        613,609.42

CALCULATION OF PRINCIPAL DUE

                   Base            Base                             Total
                 Principal       Principal       Overdue          Principal
 Class          Amount Pct.       Amount        Principal            Due
---------    ---------------   ------------   ---------------   ---------------
Class A                 92.0%  4,101,870.91                --      4,101,870.91
Class B-1                2.0%     89,171.11                --         89,171.11
Class B-2                2.0%     89,171.11                --         89,171.11
Class B-3                2.0%     89,171.11                --         89,171.11
                               ------------   ---------------   ---------------
                               4,369,384.23                --      4,369,384.23

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                       118,955,249.11
      Servicer Fee Rate                                                                     0.500%
      One-twelfth                                                                            1/12
                                                                                  ---------------
      Servicer Fee due current period                                                   49,564.69
      Prior Servicer Fee arrearage                                                             --
                                                                                  ---------------
      Servicer Fee due                                                                  49,564.69

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 1999

CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                                  118,955,249.11
      Back-up Servicer Fee Rate                                                                        0.020%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Back-up Servicer Fee due Current Period                                                       1,982.59
      less overpayment from prior period                                                                  --
      Prior Back-up Servicer Fee Arrearage                                                                --
                                                                                             ---------------
      Back-up Servicer Fee due                                                                      1,982.59

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period              108,410,517.00
      Premium Rate                                                                                     0.140%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Premium Amount due Current Period                                                            12,647.89
      Prior Premium Amount arrearage                                                                      --
                                                                                             ---------------
      Total Premium Amount due                                                                     12,647.89

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        291.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                             ---------------
      Total Indenture Trustee Fee due                                                                 291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)           2,356,750.37
      Letter of Credit Bank Fee Rate                                                                    0.55%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Letter of Credit Bank Fee due Current Period                                                  1,080.18
      Letter of Credit Bank Fee arrearage                                                                 --
                                                                                             ---------------
      Total Letter of Credit Bank Fee arrearage due                                                 1,080.18

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                            --
      Prior Letter of Credit Reimbursement Amount arrearage                                               --
                                                                                             ---------------
      Total Letter of Credit Reimbursement Amount due                                                     --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                             ---------------
      Total Indenture Trustee Expenses due                                                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 1999


ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                                --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                                   --
                                                                                             --------------
      Total Additional Letter of Credit Reimbursement Amount due                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                             --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         --

FLOOR CALCULATION
      Initial ADCPB                                                                          226,351,292.85
      Floor percent                                                                                    2.00%
                                                                                             --------------
      Floor                                                                                    4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                             114,496,693.77

      Aggregate Note Balances prior to any payment on current Payment Date                   115,480,768.12
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                  4,101,870.91
      Class B-1                                                                                   89,171.11
      Class B-2                                                                                   89,171.11
      Class B-3                                                                                   89,171.11
                                                                                             --------------
      Total Base Principal Amount distributions on current payment date                        4,369,384.23
                                                                                             --------------
      Aggregate Note Balance after payment of Base Principal Amount                          111,111,383.89
                                                                                             --------------
      Excess of ADCPB over Ending Note Balances                                                3,385,309.88

      Difference between excess and floor                                                      1,141,715.97

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 1999

RESTRICTING EVENT DETERMINATION:
                                                                                               Yes/No
                                                                                               ------
     A) Event of Servicer Termination (Yes/No)                                                   No
     B) Note Insuer has Made a Payment (Yes/No)                                                  No
     C) Gross Charge Off Event has Occurred (Yes/No)                                             No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                          No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                               Yes/No
                                                                                               ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                              No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
     Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                   Event                                                           Yes/No
     -------        --------------------------------------------------------------------       ------
     6.01(i)        Failure to make payment required                                             No
     6.01(ii)       Failure to submit Monthly Statement                                          No
     6.01(iii)      Failure to Observe Covenants in Servicing Agreement                          No
     6.01(iv)       Servicer consents to appointment of custodian, receiver, etc.                No
     6.01(v)        Servicer files a voluntary petition for bankruptcy                           No
     6.01(vi)       Order of judgement in excess of $500,000                                     No
     6.01(vii)      Petition under bankruptcy laws against Servicer is not stayed,
                    withdrawn or dismissed within 60 days                                        No
     6.01(viii)     Assignment by servicer to a delegate its rights under Servicing
                    Agreement                                                                    No
     6.01(ix)       Servicer Trigger Event as contained in the Insurance Agreement has
                    occurred.                                                                    No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED AUGUST 1, 1999


Gross Charge Event Calculation:

                                                                                                    Result
                                                                                                  ---------
    Gross Charge Off Ratio Current Period                                                              3.30%
    Gross Charge Off Ratio Prior Period                                                               (0.15)%
    Gross Charge Off Ratio Second Prior Period                                                         0.12%
                                                                                                  ---------
    Average of Gross Charge Off Ratio for Three Periods                                                1.09%
    Maximum Allowed                                                                                    2.50%

    Gross Charge Off Ratio:

                             ADCPB of                                                         Gross Charge Off Ratio
                          All Defaulted          Less                                              Charge Offs/
                            Contracts         Recoveries        Charge Offs        ADCPB              ADCPB
                         --------------     --------------     --------------  --------------    ----------------
    Current Period           481,061.18         166,664.29         314,396.89  114,496,693.77          3.30%
    Prior Period             392,026.98         406,517.73         (14,490.75) 118,955,249.11         (0.15)%
    Second Prior Period      259,557.51         247,174.62          12,382.89  124,028,774.02          0.12%


Delinquency Event Calculation:

                                                                                                   Results
                                                                                                  ---------
    Delinquency Trigger Ratio Current Period                                                          2.91%
    Delinquency Trigger Ratio Prior Period                                                            3.01%
    Delinquency Trigger Ratio Second Prior Period                                                     4.00%
                                                                                                  --------
    Average of Delinquency Trigger Ratios                                                             3.31%
    Maximum Allowed                                                                                   7.50%


    Delinquency Trigger Ratio:

                               A                   B                  A/B
                              ---                 ---                 ---
                            ADCPB of           ADCPB of
                        Contract > 30 Days   All Contracts     Delinquency Trigger
                            Past Due        As of Month-End          Ratio:
                        ------------------  ---------------    -------------------
    Current Period            3,362,628.98   115,549,917.48          2.91%
    Prior Period              3,626,799.83   120,326,671.62          3.01%
    Second Prior Period       4,955,261.30   124,028,774.02          4.00%

                              ADCPB         Delinquency Ratio
                        ------------------  -----------------
    Current                    112,187,289       97.09%
    31-60 Days Past Due          1,685,554        1.46%
    61-90 Days Past Due            643,452        0.56%
    91+ Days Past Due            1,033,623        0.89%
                        ------------------    --------
    TOTAL                      115,549,917      100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                                                                      226,351,292.85
    Maximum Substitution (10% of Initial)                                                          22,635,129.29

    Prior month Cumulative ADCPB Substituted                                                        2,180,839.21
    Current month ADCPB Substituted                                                                   243,227.72
                                                                                                  --------------
    Cumulative ADCPB Substituted                                                                    2,424,066.93